SEMI-ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for Federated Institutional Short-Duration Government Fund, a portfolio of Federated Institutional Trust. This report covers the first half of the fund's fiscal year, which is the six-month period ended January 31, 1999. It begins with an investment review on the short-term market from the fund's portfolio manager. Following the investment review are the fund's portfolio of investments and its financial statements.

Federated Institutional Short-Duration Government Fund offers an extremely high-quality, conservative approach to total return consistent with income. At the end of the reporting period, the fund's assets were invested in government agency obligations (67.7%) and repurchase agreements (34.2%).

Over the six-month reporting period, dividends paid to shareholders totaled $0.05 per share. On the first day and the last day of the reporting period, the fund's net asset value remained at $2.00. The fund's total return for the reporting period was 2.76%. 1 Net assets totaled $196.8 million.

Thank you for participating in this high-quality fund. As always, we welcome your questions, comments, or suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
March 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated Institutional Short-Duration Government Fund invests in
U.S. government securities, including U.S. Treasuries, U.S. government agencies, and U.S. government agency-sponsored mortgage-backed securities, either directly or through repurchase agreements. The Fund seeks to maintain a duration of one year or less. Federated Institutional Short-Duration Government Fund became effective on July 10, 1997. The Fund was assigned a AAAf credit rating 1 from Standard & Poor's on July 31, 1997.

There were two central themes in the government markets over the reporting period ended January 31, 1999. First, the economy continued to advance at a robust pace of growth, with GDP expanding in the third and fourth quarters of 1998 at 3.7% and 6.1%, respectively, with all indications that this same strength has spilled over into 1999. Although the manufacturing sector was soft, the housing and retail sectors continued to propel the economy forward. While this pace of growth is in excess of what has traditionally been viewed to be the non-inflationary potential of the economy, inflation nevertheless has remained benign, perhaps reflecting advances in productivity that have enabled growth to be achieved without upward pressure on prices. Under normal circumstances, however, the growth trajectory of the economy would have been sufficient to make Federal Reserve Board (the "Fed") officials concerned about the inflationary threat that could result from such above-trend growth.

Circumstances were not normal, however, as economic crises in countries overseas and in Latin America were the second, and ultimately more dominant, theme over the reporting period. In August 1998, the economic troubles in Asia spread to encompass Russia and then Latin America. As fears that the United States could not continue to be immune from what had become a global economic crisis weighed heavily on the U.S. equity market, investors, both domestic and abroad, fled to the perceived safety of the U.S. Treasury market. Yields on Treasury-and to a lesser extent U.S. government agency-securities plummeted, as investors shunned credit- sensitive markets in favor of the safe haven of U.S. government securities, and a credit/liquidity crisis in the U.S. financial markets became evident. Faced with this scenario, the Fed voted to ease monetary policy by 25 basis points, bringing the Fed funds target down to 5.25%, in late September in an attempt to calm investor fears. Market participants viewed this move to be too tentative, however, and it was not until the Fed took two additional easing steps-in mid-October and November, bringing the Fed funds target to 4.75%-that some semblance of calm returned to the markets.

The front end of the Treasury yield curve ended the reporting period flatter than when it began, as measured by the spread between the three-month Treasury bill and 2-year Treasury note which narrowed from 40 basis points to just 14 basis points. At one point, at the height of the liquidity crisis in mid-October, this area of the curve inverted with the yield on the two-year Treasury plummeting from 5.5% to 3.8% on October 15, but then retraced a portion of that decline to end the reporting period at 4.5%. A reduced supply of Treasury securities resulting from the vast improvement in the budget situation-with current projections of a surplus in the neighborhood of $100 billion for fiscal year 1999-kept the Treasury market well-bid over the entire period, and exacerbated the flight-to- quality influence in this sector.

1 An AAAf rating by Standard & Poor's means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks and are subject to change.

As investors shunned risk early in the reporting period, all spread product (corporate, mortgage-backed, asset-backed) suffered from reduced demand and spread widening as market volatility increased along with the demand for liquidity. Falling market yields reduced 30-year mortgage rates to levels last seen in the 1960s. The combination of volatility, risk aversion and prepayment concerns drove mortgage-backed security spreads to the widest levels of the past 10 years. We believe these wide spreads offered an investment opportunity. Despite prepayment and accompanying supply concerns, mortgages offered fundamental value as the spreads appeared to more than compensate investors for the given risks. The mortgage allocation was raised during September through October from approximately 30% to nearly 36%. Purchases were concentrated in 15-year 6.0% and 6.5% coupons. The 15-year mortgage-backed security sector has proven to be relatively stable from a prepayment standpoint, and the coupons purchased were near- par and slight premium securities, offering additional prepayment protection.

Also, adjustable rate mortgage spreads widened to historically attractive levels. Seasoned adjustable rate GNMA securities were purchased in October as spreads gapped wider. Since the widest levels reached in early October, fixed rate and adjustable rate mortgage spreads have tightened significantly. Despite this tightening, the sector offers value to investors. The mortgage-backed security allocation is approximately one-third of assets.

Aside from the mortgage allocation, the rest of the portfolio remained invested in traditional government money market instruments. Purchases of securities favored U.S. government agency discount notes and debentures over Treasury securities because of the expensive nature of the Treasury market. The Fund also maintained a position in repurchase agreements which helped to provide price stability and to meet liquidity needs.

The Fund's net asset value ended the reporting period at $2.00 per share. The portfolio's effective duration was 0.6 years at the end of January 1999, modestly longer than its intended benchmark, the Merrill Lynch 6- Month Treasury Bill Index. 2 The performance of the Fund relative to the benchmark remained favorable over the reporting period, with a total return of 2.76% 3 compared to the index at 2.47%.

Since the end of January, rates across the government yield curve have risen significantly, as speculation that the Fed might have to tighten monetary policy because of the strength of the economy has mounted. The yield on the two-year Treasury stood at close to 5.2% at the end of February, a level not seen since last August. In the absence of inflation and with the outlook for the world economy still somewhat uncertain, such speculation appears to be premature at this juncture. The Fed is likely to remain on hold for the next few months, barring any external shocks or inflationary pressures.

2 Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking six-month U.S. government securities. The index is produced by Merrill Lynch, Pierce, Fenner, and Smith, Inc. Investments cannot be made in an index.

3 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Portfolio of Investments

JANUARY 31, 1999 (UNAUDITED)

  PRINCIPAL
  AMOUNT                                                                             VALUE
                 LONG-TERM GOVERNMENT OBLIGATIONS-67.7%
                 FEDERAL HOME LOAN BANK-3.0%
  $  4,000,000   4.790%, 2/4/2000                                               $   3,996,240
     2,000,000   5.615%, 4/22/1999                                                  2,004,280
                 TOTAL                                                              6,000,520
                 FEDERAL HOME LOAN BANK, FLOATING RATE NOTE-4.1%
     3,000,000 1 4.800%, 10/21/1999                                                 3,001,380
     5,000,000 1 5.050%, 12/1/1999                                                  4,997,890
                 TOTAL                                                              7,999,270
                 FEDERAL HOME LOAN MORTGAGE ASSOCIATION-9.9%
     8,000,000   4.920% - 5.040%, 2/25/1999 - 2/26/1999                             7,974,620
    11,197,896   6.500%, 11/1/2013                                                 11,386,916
                 TOTAL                                                             19,361,536
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-41.3%
    29,500,000   4.680% - 5.090%, 2/19/1999 - 7/30/1999                            29,236,670
     1,000,000   4.780%, 11/30/1999                                                   999,970
     2,000,000   5.370%, 2/26/1999                                                  2,001,540
     3,000,000   5.520%, 8/9/1999                                                   3,012,540
     5,000,000   5.650%, 5/26/1999                                                  5,015,150
    10,000,000   6.000%, 1/1/2014                                                  10,034,400
    29,955,855   6.500%, 6/1/2013 - 1/1/2014                                       30,433,352
       397,756   10.00%, 2/1/2025                                                     432,934
                 TOTAL                                                             81,166,556
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION, FLOATING RATE NOTE-2.0%
     2,000,000 1 4.790%, 2/17/1999                                                  2,000,660
     2,000,000 1 4.912%, 4/28/1999                                                  2,001,260
                 TOTAL                                                              4,001,920
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-1.5%
     1,929,377   8.500%, 6/15/2021                                                  2,063,237
       880,779   9.000%, 12/15/2019                                                   946,564
                 TOTAL                                                              3,009,801

  PRINCIPAL
  AMOUNT                                                                             VALUE
                 LONG-TERM GOVERNMENT OBLIGATIONS-continued
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, ARM-5.4%
 $   5,508,228   6.125%, 10/20/2023 - 11/20/2023                               $    5,587,467
     5,038,922   6.625%, 7/20/2024 - 9/20/2024                                      5,119,726
                 TOTAL                                                             10,707,193
                 STUDENT LOAN MARKETING ASSOCIATION-0.5%
     1,000,000   5.580%, 3/11/1999                                                  1,001,180
                 TOTAL LONG-TERM GOVERNMENT OBLIGATIONS (IDENTIFIED
                 COST $133,110,979)                                               133,247,976
                 REPURCHASE AGREEMENTS-34.2% 2
     2,325,000   Deutsche Morgan Grenfell, 4.740%, dated 1/29/1999, due
                 2/1/1999                                                           2,325,000
    15,000,000   Goldman Sachs Group, LP, 4.820%, dated 1/29/1999, due
                 2/1/1999                                                          15,000,000
     5,000,000 3 J.P. Morgan & Co., Inc., 4.830%, dated 1/19/1999, due
                 2/18/1999                                                          5,000,000
    15,000,000   Paribas Corp., 4.820%, dated 1/29/1999, due 2/1/1999              15,000,000
    15,000,000   Prudential Securities, Inc., 4.820%, dated 1/29/1999, due
                 2/1/1999                                                          15,000,000
    15,000,000   Salomon Brothers, Inc., 4.820%, dated 1/29/1999, due
                 2/1/1999                                                          15,000,000
                 TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                   67,325,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $200,435,979) 4            $  200,572,976

1 Current rate shown.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 The cost of investments for federal tax purposes amounts to $200,435,979. The net unrealized appreciation of investments on a federal tax basis amounts to $136,997 which is comprised of $199,880 appreciation and $62,883 depreciation at January 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($196,754,031) at January 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JANUARY 31, 1999 (UNAUDITED)

ASSETS:
Investments in repurchase agreements                    $  67,325,000
Investments in securities                                 133,247,976
Total investments in securities, at value
(identified and tax cost $200,435,979)                                       $200,572,976
Income receivable                                                                 706,185
Receivable for shares sold                                                      2,214,795
TOTAL ASSETS                                                                  203,493,956
LIABILITIES:
Payable for investments purchased                           3,995,760
Payable for shares redeemed                                       724
Income distribution payable                                   711,307
Payable to Bank                                             2,032,134
TOTAL LIABILITIES                                                               6,739,925
Net assets for 98,206,296 shares outstanding                                $ 196,754,031
NET ASSETS CONSIST OF:
Paid in capital                                                             $ 196,447,336
Net unrealized appreciation of investments                                        136,997
Accumulated net realized gain on investments                                      193,849
Distributions in excess of net investment income                                  (24,151)
TOTAL NET ASSETS                                                            $ 196,754,031
NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PROCEEDS PER SHARE:
$196,754,031 / 98,206,296 shares outstanding                                        $2.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of dollar roll expense of $23,894)                                               $ 3,744,012
EXPENSES:
Investment advisory fee                                                       $  269,806
Administrative personnel and services fee                                         63,014
Custodian fees                                                                     8,810
Transfer and dividend disbursing agent fees and expenses                          10,944
Directors'/Trustees' fees                                                          5,804
Auditing fees                                                                      7,004
Legal fees                                                                         1,818
Portfolio accounting fees                                                         26,786
Share registration costs                                                          10,914
Printing and postage                                                               6,356
Insurance premiums                                                                 1,131
Miscellaneous                                                                      2,749
TOTAL EXPENSES                                                                   415,136
WAIVER:
Waiver of investment advisory fee                            $  (256,185)
TOTAL WAIVER                                                                    (256,185)
Net expenses                                                                                       158,951
Net investment income                                                                            3,585,061
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                                   200,456
Net change in unrealized appreciation of investments                                               152,074
Net realized and unrealized gain on investments                                                    352,530
Change in net assets resulting from operations                                                 $ 3,937,591

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

                                                                    SIX MONTHS
                                                                         ENDED                 YEAR
                                                                   (unaudited)                ENDED
                                                                   JANUARY 31,             JULY 31,
                                                                          1999                 1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                            $   3,585,061       $    4,628,050
Net realized gain on investments ($200,456 and $57,875,
respectively, as computed for federal tax purposes)                    200,456               57,875
Net change in unrealized appreciation/(depreciation) of
investments                                                            152,074              (15,049)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       3,937,591            4,670,876
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                            (3,586,347)          (4,650,695)
Distributions from net realized gains on investments                   (61,004)              (3,478)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS
TO SHAREHOLDERS                                                     (3,647,351)          (4,654,173)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                       157,711,760          206,279,411
Net asset value of shares issued to shareholders in payment
of distributions declared                                            2,534,082            4,190,491
Cost of shares redeemed                                            (81,714,176)        (103,654,400)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS              78,531,666          106,815,502
Change in net assets                                                78,821,906          106,832,205
NET ASSETS:
Beginning of period                                                117,932,125           11,099,920
End of period                                                    $ 196,754,031       $  117,932,125

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS
                                      ENDED
                                   (unaudited)
                                                       JANUARY 31,            YEAR ENDED JULY 31,
                                                              1999             1998           1997 1
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 2.00           $ 2.00        $ 2.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.05             0.11          0.01
LESS DISTRIBUTIONS:
Distributions from net investment income                     (0.05)           (0.11)        (0.01)
Distributions from net realized gains on investments         (0.00)2          (0.00)2          -
TOTAL DISTRIBUTIONS                                          (0.05)           (0.11)        (0.01)
NET ASSET VALUE, END OF PERIOD                              $ 2.00           $ 2.00        $ 2.00
TOTAL RETURN 3                                                2.76%            5.86%         0.34%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                      0.24%  4         0.15%         0.00% 4
Net investment income                                         5.32%  4         5.62%         5.75% 4
Expense waiver/reimbursement 5                                0.38%  4         0.63%        77.80% 4
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                   $196,754         $117,932       $11,100
Portfolio turnover                                              66%             145%            0%

1 Reflects operations for the period from July 10, 1997 (start of performance) to July 31, 1997. For the period from August 1, 1996 to July 9, 1997 all income was distributed to the Administrator.

2 Per share amount does not round to ($0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JANUARY 31, 1999 (UNAUDITED)

ORGANIZATION

Federated Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of one diversified portfolio, Federated Institutional Short Duration Government Fund (the "Fund"). The investment objective of the Fund is current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities and mortgage-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At January 31, 1999, capital paid-in aggregated $196,447,336.

Transactions in shares were as follows:

                                                              SIX MONTHS            YEAR
                                                                   ENDED           ENDED
                                                             JANUARY 31,       JULY  31,
                                                                    1999            1998
Shares sold                                                   78,825,618     103,139,705
Shares issued to shareholders in payment of
distributions declared                                         1,265,802       2,095,246
Shares redeemed                                              (40,842,959)    (51,827,200)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS                  39,248,461      53,407,751

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc.
for the period.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended January 31, 1999, the Fund did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended January 31, 1999, were as follows:

Purchases   $121,996,924
Sales       $ 55,301,623

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

SUBSEQUENT EVENT

Effective March 31, 1999, Federated Management, Adviser to the Fund, merged into Federated Investment Management Company (formerly Federated Advisers).

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

NICHOLAS J. SEITANAKIS
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

SEMI-ANNUAL REPORT

[Graphic]

Federated Institutional Short-Duration Government Fund

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

JANUARY 31, 1999

 [Graphic]
 Federated Institutional Short-Duration Government Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

 Cusip 31420B102

 G02287-05 (3/99)
[Graphic]